AMENDMENT NO. 1


      This Amendment No. 1 entered into as of October 21, 1996 (this "Amendment") by and among GALAXY TELECOM, L.P. ("GTLP"), GALAXY TELECOM CAPITAL CORP. ("Capital Corp."), and together with GTLP, the ("Borrower"), and the financial institutions party to the Amended and Restated Loan Agreement referred to below (the "Lenders"), and FLEET NATIONAL BANK ("Fleet"), a national banking association organized under the laws of the United States of America having a principal place of business at 111 Westminster Street, Providence, Rhode Island 02903, as agent for itself and the other Lenders (the "Agent"). Capitalized terms used but not otherwise expressly defined herein shall have the meanings assigned thereto in the Amended and Restated Loan Agreement (as such term is defined below).

PRELIMINARY STATEMENTS:

      WHEREAS, the Borrower, the Lenders and the Agent have entered into an Amended and Restated Loan Agreement dated as of September 28, 1995 (the "Loan Agreement"). Capitalized terms used herein and no otherwise defined shall have the meanings specified in the Loan Agreement;

      WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Loan Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Amendment. The parties hereto agree that the Loan Agreement is hereby amended as follows:

      (a) The definition of "Revolving Commitment" in Section 1.1 of the Loan Agreement is hereby amended by deleting the figure "58,500,000" appearing therein and substituting therefor the figure "68,000,000."

      (b) Section 2.7.3 of the Loan Agreement is hereby amended by deleting the date "December 31, 1996" appearing in the third and eighth lines thereof and substituting therefor the date "December 1, 1996".

      (c) The table in Section 5.2.17 of the Loan Agreement is hereby amended by deleting the figure "$11,500,000" for the fiscal year ending December 31, 1996 and substituting therefor the figure "16,000,000".

      2. This Amendment is subject to the provisions of Section 9.5 of the Loan Agreement, and shall become effective, as of the date first above written, upon the satisfaction of the following conditions precedent:

      (a) receipt by the Agent of counterparts of this Amendment executed by the Borrowers and the Lenders, and counterparts of the Consent appended hereto executed by the Guarantors;

      (b) payment by the Borrowers to the Agent of an amendment fee of $16,000, to be distributed by the Agent pro rata to the Lenders;

      (c) receipt by the Agent of Amendments to each of the Revolving Notes executed by the Borrowers and the respective Lender in the amount of their respective new Commitments;

      (d) a certificate of the secretary or an assistant secretary of the Borrowers with respect to resolutions of their respective Boards of Directors authorizing the execution and delivery of this Amendment, authorizing the borrowings and other transactions contemplated under the Agreement, identifying the officer(s) authorized to execute, deliver and take all other actions required under this Amendment, or the Agreement, and confirming that each of the Borrowers' organizational documents previously delivered and certified to the Agent have not been amended, substituted, rescinded or otherwise modified in any way since the date of said prior certification;

      (e) an opinion of legal counsel to the Borrowers as to due organization and good standing, due authorization of this Amendment and the transactions contemplated hereby, enforceability of this Amendment, the existence of no conflicts with laws or other agreements, and the satisfaction or payment of all necessary recording, documentary, filing or other fees; and

      (f) such other items or documents as may be required by the Agent or the Lenders.

      3. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. All parts of the Loan Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon and after the date of this Amendment all references to the Loan Agreement in that document, or in any Financing Documents, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

      4. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written, under seal.

                                       BORROWERS:

                                       GALAXY TELECOM, L.P.

                                       By:  Galaxy Telecom, Inc., its general
                                            partner


                                       By:        /s/ J. Keith Davidson
                                          Name:  J. Keith Davidson
                                          Title:  EVP & CFO

                                       GALAXY TELECOM CAPITAL CORP.


                                       By:       /s/ J. Keith Davidson
                                          Name:  J. Keith Davidson
                                          Title:  EVP & CFO

                                      LENDERS:

                                       FLEET NATIONAL BANK, as Agent and
                                       as a Lender


                                       By:        /s/ Jeffrey J. McLaughlin
                                          Name:
                                          Title:  SVP

                                       INTERNATIONALE NEDERLANDEN
                                       (U.S.) CAPITAL CORPORATION


                                       By:        /s/ James G. Turino
                                          Name:  James G. Turino
                                          Title:  Vice President

                                       STATE STREET BANK AND TRUST
                                       COMPANY


                                       By:          /s/ James C. Gregg
                                          Name:  James C. Gregg
                                          Title:  Vice President

                                       UNION BANK


                                       By:         /s/ B. Adam Trout
                                          Name:  B. Adam Trout
                                          Title:  Asst. Vice President